UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 7, 2016

Date of Report (Date of earliest event reported)

Modern Round Entertainment Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55212	90-1031365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7333 East Doubletree Ranch Road, Suite D-250

Scottsdale, Arizona

85258

(Address of Principal Executive Offices) (Zip Code)

(480) 219-8439

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing this Amendment No. 1 on Form 8-K/A, or the Amendment, to amend our Current Report on Form 8-K, or the Original Filing, originally filed with the Securities and Exchange Commission, or the SEC, on January 7, 2016, or the Original Filing Date, solely to file an amended Exhibit 10.10.

Except as described above, no changes have been made to the Original Filing and this Amendment does not modify, amend, or update in any way any of the financial or other information contained in the Original Filing. This amendment does not reflect events that may have occurred subsequent to the Original Filing Date.

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Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following documents were previously filed with the SEC on January 7, 2016 as part of our Current Report on

Form 8-K, which is hereby being amended.

•	Balance Sheets as of December 31, 2014 and September 30, 2015

•	Statements of Operations for the period from inception, February 1, 2014, through December 31, 2014 and for the nine months ended September 30, 2015.

•	Unaudited Statement of Changes in Members’ Equity

•	Statements of Cash Flows for the period from inception, February 1, 2014, through December 31, 2014 and for the nine months ended September 30, 2015

•	Notes to the Financial Statements for the year ended December 31, 2015

•	Unaudited Notes to the Financial Statements for the nine months ended September 30, 2015

(b)	Pro Forma Financial Information.

The following documents were previously filed with the SEC on January 7, 2016 as part of our Current Report on

Form 8-K, which is hereby being amended.

•	Unaudited Pro Forma Condensed Consolidated Balance Sheets for the nine months ended September 30, 2015

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2015

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)	Shell Company Transactions.

The documents listed in paragraphs (a) and (b) above were previously filed with the SEC on January 7, 2016 as part of our Current Report on Form 8-K, which is hereby being amended.

(d)	Exhibits

See Item 10.10 below. We have filed, or incorporated into this Current Report on Form 8-K/A by reference, the exhibits listed on the accompanying Index to Exhibits immediately following the signature page of this Form 8-K/A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN ROUND ENTERTAINMENT CORPORATION

Date: May 25, 2016	By:	/s/ Ronald L. Miller, Jr.
Ronald L. Miller, Jr., Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

2.1	Separation and Distribution Agreement, dated as of August 25, 2014, by and between Bollente Companies Inc. and Nuvola, Inc. (1)

2.2	Addendum No. 1 to Separation and Distribution Agreement, dated as of October 9, 2014, by and between Bollente Companies Inc. and Nuvola, Inc. (1)

2.3*	Agreement and Plan of Merger, dated as of December 31, 2015, by and among Nuvola, Inc.; Nuvola Merger Sub, LLC; and Modern Round, L.L.C. (2)

3.1	Articles of Incorporation of Nuvola, Inc. (1)

3.1(a)	Amended and Restated Articles of Incorporation of Modern Round Entertainment Corporation (3)

3.2	Bylaws of Nuvola, Inc. (1)

3.2(a)	Amended and Restated Bylaws of Nuvola, Inc. (2)

4.2	Form of Common Stock Certificate (1)

10.6 **	Severance Agreement, dated as of June 15, 2015, by and between Modern Round, L.L.C. and William R. Scheidhauer (2)

10.7 **	Severance Agreement, dated as of June 15, 2015, by and between Modern Round, L.L.C. and Ronald L. Miller, Jr. (2)

10.8 **	2015 Incentive Stock Plan (2)

10.8(a) **	Form of Non-Qualified Stock Option Agreement (2)

10.8(b) **	Form of Incentive Stock Option Agreement (2)

10.8(c) **	Form of Restricted Stock Award Agreement (2)

10.9 **	Form of Indemnity Agreement (2)

10.10 ***	Co-Venture Agreement, dated January 26, 2015, by and between Modern Round, L.L.C. and VirTra Systems, Inc.

14.1	Code of Conduct (2)

14.2	Code of Ethics for the CEO and Senior Financial Officers (2)

16.1	Letter of De Joya Griffith, LLC to the Securities and Exchange Commission dated July 10, 2015 (1)

16.2	Letter of Seale & Beers, CPAs to the Securities and Exchange Commission dated January 7, 2016 (2)

21.1	Subsidiaries of Nuvola, Inc. (2)

23.1	Consent of Semple, Marchal & Cooper, LLP (2)

99.1	Audited consolidated financial statements of Modern Round, L.L.C. for the year ended December 31, 2014 and the unaudited consolidated financial statements of Modern Round, L.L.C. for the three and nine months ended September 30, 2014 and 2015 (2)

99.2	Unaudited pro forma consolidated combined financial statements of Nuvola, Inc. for the year ended December 31, 2014 and for the nine months ended September 30, 2015, giving effect to the acquisition of Modern Round, L.L.C., including its wholly owned subsidiary, MR Peoria, LLC (2)

*	Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S- K. We agree to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

**	Management contract or compensatory arrangement.
***	Certain information in this exhibit has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.
(1)	Incorporated by reference to the Registrant’s Amendment No. 5 to Registration Statement on Form S-1/A (Registration No. 333-199794) filed with the SEC on August 21, 2015.
(2)	Previously filed with our Current Report on Form 8-K filed with the SEC on January 7, 2016.
(3)	Previously filed with our Current Report on Form 8-K filed with the SEC on February 12, 2016.